                                                                   Exhibit 10.29

                                                                CONFORMED COPY

                      CONSENT NUMBER 1 AND FIRST AMENDMENT

            CONSENT NUMBER 1 AND FIRST AMENDMENT, dated as of January 7, 1997 (this "Consent"), to the Fourth Amended and Restated Credit Agreement, dated as of September 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Petroleum Heat and Power Co., Inc. (the "Company"), the several banks and financial institutions from time to time parties thereto (collectively, the "Banks") and The Chase Manhattan Bank (formerly known as Chemical Bank), as agent for such Banks (in such capacity, the "Agent").

                             W I T N E S S E T H :

            WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Agent and the Banks consent to the refinancing (or extension of maturity) of certain of its Indebtedness, as more fully described herein;

            WHEREAS, the Agent and the Banks are willing to consent to such refinancings (or extensions, as the case may be), but only upon the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

            2. Consent to Refinancing or Extension of Maturity of Certain Indebtedness. The Agent and the Banks hereby:

(a) consent that the Company may refinance (whether by repurchase, redemption, defeasance, exchange, amendment or otherwise) or extend the final maturity of the Specified Indebtedness (collectively, the "Refinancing"); and

(b) waive compliance with the provisions of subsections 10.1, 10.6 and 10.8 of the Credit Agreement to the extent necessary and only to the extent necessary to permit the Refinancing;

provided, that (i) the aggregate principal amount of the Indebtedness resulting from the Refinancing does not exceed the aggregate principal amount of the Indebtedness so refinanced and (ii) the terms of the Indebtedness resulting from such refinancing are approved by the Required Banks.

            3. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement hereby is amended by inserting therein, in proper alphabetical order, the following new defined term:

            "Specified Indebtedness" shall be the collective reference to (i) the 11.85%, 12.17% and 12.18% Senior Notes, due October 1, 1998, of the Company, (ii) the 11.85%, 12.17% and 12.18% Subordinated Notes, due October 1, 1998, of the Company, (iii) the 14.10% Senior Note, due January 15, 2001, of the Company, (iv) the 14.10% Subordinated Note, due January 15, 2001, of the Company and (v) the Redeemable Preferred stock, due August 1, 1999, of the Company.

            4. Amendment of Subsection 10.1. Subsection 10.1 of the Credit Agreement hereby is amended by:

(a)   deleting the word "and" which appears at the end of clause (i) thereof;
      and

(b) inserting immediately before the period at the end thereof the following new clause (k):

            ; and (k) additional Indebtedness for general corporate purposes in an aggregate principal amount not to exceed the amount equal to (i) $125,000,000 minus (ii) the sum of (A) the aggregate outstanding principal amount of all Specified Indebtedness and (B) the aggregate outstanding principal amount of all Indebtedness resulting from the refinancing of Specified Indebtedness pursuant to Consent Number 1 and First Amendment, dated as of January 7, 1997, to this Agreement; provided, that the terms of such additional Indebtedness are approved by the Required Banks.

            5. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Consent. The Company represents and warrants that no Default or Event of Default has occurred and is continuing.

            6. Effectiveness. This Consent shall become effective upon receipt by the Agent of counterparts hereof, duly executed and delivered by the Company and each of the Banks.

            7. Continuing Effect of Credit Agreement. This Consent shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Banks or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            8. Counterparts. This Consent may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

            9. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the date first above written.

                                   PETROLEUM HEAT AND POWER
                                   CO., INC.


                                   By: /s/ George Leibowitz
                                      ----------------------------------
                                      Title:  Senior Vice President

                                   THE CHASE MANHATTAN BANK
                                   (formerly known as Chemical Bank),
                                   as Agent and as a Bank


                                   By: /s/ John T. Mast
                                      ----------------------------------
                                      Title:  Vice President

                                   THE FIRST NATIONAL BANK OF
                                   BOSTON


                                   By: /s/ Mike Hannon
                                      ----------------------------------
                                      Title:  Director

                                   NATIONSBANK, N.A.


                                   By: /s/ Eileen C. Higgins
                                      ----------------------------------
                                      Title:  Vice President

                                   FIRST UNION BANK OF
                                   CONNECTICUT (formerly known as
                                   First Fidelity Bank)


                                   By: /s/ Reyno Giallongo
                                      -------------------------------
                                      Title:  Senior Vice President

                          ACKNOWLEDGEMENT AND CONSENT

            Each of the undersigned hereby (a) acknowledges and consents to the terms of Consent Number 1 and First Amendment to which this Acknowledgement and Consent is attached and (b) agrees that all Security Documents to which it is a party are, and shall remain, in full force and effect, both before and after giving effect to such Consent Number 1 and First Amendment.

                                   MAXWHALE CORP.
                                   ORTEP OF CONNECTICUT, INC.
                                   PETRO, INC.
                                   PETRO/CRYSTAL CORP.
                                   ORTEP OF STATEN ISLAND, INC.
                                   CBW REALTY CORP. OF CONNECTICUT
                                   OCENNET FUEL OIL CORP.
                                   ORTEP OF NEW JERSEY, INC.
                                   PUBLIC FUEL SERVICE CO., INC.
                                   ORTEP OF PENNSYLVANIA, INC.
                                   MAREX CORPORATION
                                   A.P. WOODSON COMPANY, INC.


                                   By: /s/ George Leibowitz
                                      -----------------------------
                                      Title:  Senior Vice President